GFC  Ventures  Corp.

Balance  Sheet
-------------------------------------------------------
(expressed  in  U.S.  dollars)
                                             MARCH 31
                                               2002
                                           ------------
                                            (unaudited)
ASSETS
Current assets
  Cash                                     $     1,623
  Accounts receivable                           30,452
  Prepaid expenses                                   -
                                           ------------
Total current assets                            32,075

Property, plant and equipment                    4,949
                                           ------------
                                           $    37,024
                                           ============

LIABILITIES AND SHAREHOLDERS' DEFICIENCY
Current liabilities
  Accounts payable and accrued
   liabilities                             $    39,573
                                           ------------
Total liabilities                               39,573

Capital stock
  Authorized
    10,000,000 Class A voting common
      shares, no par value
    10,000,000 Class B voting common
      shares, no par value
    10,000,000 Class C non-voting common
      shares, no par value
    10,000,000 Class A preferred shares,
      $10 par value
    10,000,000 Class B preferred shares,
      $0.01 par value
  Issued
    136,848 Class A voting common shares     1,504,229
Deficit                                     (1,506,778)
                                           ------------
                                                (2,549)
                                           ------------
                                           $    37,024
                                           ============



               The accompanying notes are an integral part of these
                               financial statements

GFC  Ventures  Corp.

Statement  of  Operations
------------------------------------------------------------
(expressed  in  U.S.  dollars)
                                               FOR THE THREE
                                               MONTH PERIOD
                                              ENDED MARCH 31
                                                    2002
                                              --------------
                                                (unaudited)

Expenses
  Consulting services                             1,504,228
  Amortization of property, plant and
    equipment                                           683
                                               -------------
                                                  1,504,911
                                               -------------
Net (loss)                                     $ (1,504,911)
                                               =============




               The accompanying notes are an integral part of these
                               financial statements


GFC  Ventures  Corp.

Statement  of  Changes  in  Shareholders'  Deficiency

-----------------------------------------------------------------------------------------
                                                              ACCUMULATED
                                                                OTHER
                                                             COMPREHENSIVE  SHAREHOLDERS'
(expressed in U.S. dollars)      COMMON STOCK      DEFICIT       INCOME      DEFICIENCY
                               SHARES    AMOUNT
                              -------- ---------- ----------- ------------  -------------
APRIL 5, 2001
 (DATE OF INCORPORATION)

Common stock issued
- April 5, 2001
  100 common shares@
  $0.01/share                      100 $        1 $         -  $        -    $        1
Loss for the period                  -          -      (1,867)          -        (1,867)
                              -------- ---------- ------------ ------------  ------------
BALANCE - DECEMBER
  31, 2001 (audited)               100 $        1 $    (1,867) $        -    $   (1,866)
                              -------- ---------- ------------ ------------  ------------
Common stock issued
- March 28, 2002
  136,748 common shares        136,748 $1,504,228                             1,504,228
Loss for the period                  -          -  (1,504,911)          -    (1,504,911)
                              -------- ---------- ------------ ------------  ------------
BALANCE - MARCH 31,
 2002 (unaudited)              136,848 $1,504,229 $(1,506,778) $        -    $   (2,549)
                              -------- ---------- ------------ ------------  ------------



               The accompanying notes are an integral part of these
                               financial statements

GFC  Ventures  Corp.

Statement  of  Cash  Flows
---------------------------------------------------------------
(expressed  in  U.S.  dollars)
                                                 FOR THE THREE
                                                  MONTH PERIOD
                                                 ENDED MARCH 31
                                                       2002
                                                 --------------
                                                   (unaudited)
CASH FLOWS FROM OPERATING
 ACTIVITIES
Loss for the period                                $(1,504,911)

Adjustments to reconcile net loss for the
 period to net cash used in operating activities
  Amortization of property and equipment                   683
  Non-cash consulting services                       1,504,228
Changes in non-cash working capital items
  Accounts receivable                                  (15,622)
  Prepaid expenses                                      10,916
  Accounts payable and accrued liabilities             (44,503)
                                                   ------------
                                                       (49,209)
                                                   ------------
Increase (decrease) in cash and cash
 equivalents                                           (49,209)
Cash and cash equivalents, beginning
 of the period                                          50,832
                                                   ------------
Cash and cash equivalents, end of the
 period                                            $     1,623
                                                   ============


 SUPPLEMENTAL DISCLOSURES
 OF CASH FLOW INFORMATION
  Cash paid for income taxes                       $         -
  Cash paid for interest                                     -



               The accompanying notes are an integral part of these
                               financial statements

GFC Ventures Corp.
Notes to the Financial Statements
March 31, 2002
--------------------------------------------------------------------------------



Nature  Of  Business  and  Continued  Operations
The Company was incorporated on April 5, 2001 in the province of British Columbia under the name of 625580 B.C. Ltd. On June 26, 2001, it changed its name to GFC Ventures Corp

In June 2001, the Company commenced active business operations, which included the signing of a Letter of Intent dated June 22, 2001 with House of Brussels Holdings Ltd., which owns and operates Brussels Chocolates Ltd. In accordance with the terms of the Letter of Intent, the Company was entitled to designate a publicly traded company to exchange its shares for all of the issued and outstanding shares of House of Brussels Holdings Ltd. In addition, the company was to be paid a fee for services which would be settled by the designated publicly traded company issuing an unspecified number of shares to the shareholder's of GFC in exchange for their shares in GFC. This additional fee was contingent upon the successful completion of the acquisition of House of Brussels Holdings Ltd. ("House of Brussels"). Subsequently, Green Fusion Corporation ("Green Fusion") was designated as the publicly traded company and completed the acquisition of House of Brussels on May 6, 2002. On May 10, 2002 Green Fusion completed the acquisition of the Company by issuing 13,684,700 of its common shares for all of the outstanding shares of the Company. See note on Subsequent Events.

During the past year, the Company has provided management, fund raising and general administrative services to Green Fusion and House of Brussels. The Company is reimbursed for expenses incurred on behalf of Green Fusion and House of Brussels at cost.

The financial statements have been prepared on the basis that the Company will be able to continue in operation and realize its assets and settle its debts in the ordinary course of its operations. However, the Company has a working capital deficiency and is not paying its debts in a timely manner. The Company and Green Fusion Corporation are actively seeking new financing to fund future operations and to pay existing liabilities. There is no assurance that the Company and Green Fusion will be successful. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

Basis  of  Presentation
The accompanying financial statements have been prepared by the Company in accordance with U.S. generally accepted accounting principles for interim financial information. Certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. In the opinion of the Company's management, the unaudited consolidated financial statements contain all adjustments necessary (consisting of normal recurring adjustments) for a fair presentation of the financial position as at March 31, 2002 and the results of operations for the three-month period ended March 31, 2002. For further information, refer to the financial statements and notes thereto included in the Company's audited financial statements the year ended December 31, 2001.


Accounts Receivable

                                       MARCH 31
                                         2002
                                      ---------
Advances & miscellaneous receivables  $    936
                                      ---------
Canadian Goods and Services Taxes          586
Due from Green Fusion Corporation       28,930
                                      ---------
                                      $ 30,452
                                      =========


Property, Plant and Equipment

                                    MARCH 31, 2002
                           ------------------------------
                                    ACCUMULATED
                            COST    AMORTIZATION   NET

Computer equipment         $4,884   $    (1,953)  $2,931
Furniture and fixtures      2,276          (258)   2,018
                           ------------------------------
                           $7,160   $    (2,211)  $4,949
                           ==============================

Accounts Payable
Accounts payable consist of amounts owed for general administrative and legal costs.

Related  Party
The sole director of the Company, Evan Baergen, was also the sole director of Green Fusion. On September 1, 2001, the Company and Green Fusion signed a management services agreement to provide management and office services to Green Fusion in connection with their planned acquisition of House of Brussels Holdings Ltd. Under the terms of this agreement, GFC Ventures has agreed to provide co-ordination of finances, due diligence, regulatory compliance, administration, and business development services. The agreement requires Green Fusion to reimburse the Company for expenses incurred from July 1, 2001 to August 31, 2001 in connection with the House of Brussels transaction. The agreement requires Green Fusion to reimburse GFC Ventures, at cost, for all expenses incurred by GFC Ventures in its normal operation to perform the tasks required under the management services agreement, which includes salary and consultant's fees, rent, general office expenses and direct expenses incurred for the benefit of Green Fusion and House of Brussels. For the three months ended March 31, 2002, the Company billed Green Fusion $90,937 under the management services agreement for costs that had been incurred on its behalf. At March 31, 2002, Green Fusion owed the Company $28,930, as described in the Accounts Receivable note. Subsequent to year-end, Green Fusion acquired all of the outstanding shares of the Company - see the Subsequent Events note.

On March 28, 2002 the Company issued 36,674 shares to the Company's sole employee and 100,074 shares to various consultants.

Commitments  and  Contingencies
The  Company  has  no  other  commitments.


Subsequent  Events
Under an agreement dated April 2, 2002, Green Fusion agreed to purchase all of the outstanding shares of GFC Ventures Corp. in consideration of the issuance of 13,684,700 restricted shares of Green Fusion common stock. The shares were issued in May 2002.